UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 March 20, 2007


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                333-31931                             13-3961898
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        (Commission File Number)           (IRS Employer Identification No.)

   3029 West Muhammad Ali Boulevard
   Louisville, Kentucky                                         40212
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 (Address of Principal Executive Offices)                    (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.

      On October 1, 2006, North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc., the corporate parent of NATC ("NAHC," and, together with NATC, the "Companies"), retained Lazard Freres & Co. LLC ("Lazard") as the Companies' financial advisor to assist the Companies in exploring and evaluating potential alternatives relating to a financial recapitalization of the Companies. In consultation with Lazard, the Companies considered various recapitalization alternatives, including an exchange (the "Exchange Transaction") of NAHC's outstanding 12.25% Senior Discount Notes due 2014 (the "HoldCo Notes"), which were issued pursuant to that certain Indenture, dated as of February 17, 2004, between NAHC and Wells Fargo Bank Minnesota, National Association, a national banking association ("Wells Fargo"), as Indenture Trustee, and a majority of NATC's outstanding 9.25% Senior Notes due 2012 (the "OpCo Notes"), which were issued pursuant to that certain Indenture, dated as of February 17, 2004, among NATC, the guarantors listed on the signature pages thereto and Wells Fargo, as Indenture Trustee, for new second lien secured notes of NATC (the "Second Lien Notes").

      The Companies, with the assistance of Lazard, have held discussions with various holders of HoldCo Notes and OpCo Notes regarding the Exchange Transaction. The Exchange Transaction would be offered to holders of a majority and up to 100% of the outstanding HoldCo Notes and to certain holders of a majority and up to 55% of the OpCo Notes. As of the date of this filing, holders of a majority of the aggregate amount outstanding of the HoldCo Notes and a significant minority amount of the aggregate amount outstanding of the OpCo Notes have entered into written agreements in principle to participate in the Exchange Transaction on substantially the terms set forth in the Indicative Summary of Terms and Conditions (the "Term Sheet"), which is attached hereto as
Exhibit 99.1. However, there can be no assurance that this process will result in a definitive transaction, or as to the final terms thereof, or any other recapitalization transaction by the Companies.

      The foregoing discussion of the Term Sheet is qualified in its entirety by reference to the full text of the Term Sheet, which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

      Any offering or issuance of the Second Lien Notes will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under, or an applicable exemption from the registration requirements of, such Act.

      The Companies caution the reader that certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and other important factors. The Companies' actual future results, performance or achievement of results may differ materially from any such results, performance or achievement implied by these statements. Among the factors that could affect the Companies' actual results and could cause results to differ from those anticipated in the forward-looking statements contained herein is the Companies' ability to comply with certain financial covenants

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contained in its Financing Agreement, its ability to implement its business strategy successfully, which may be dependent on business, financial and other factors beyond the Companies' control, including, among others, federal, state and/or local regulations and taxes, competitive pressures, prevailing changes in consumer preferences, consumer acceptance of new product introductions and other marketing initiatives, market acceptance of the Companies' current distribution programs, access to sufficient quantities of raw material or inventory to meet any sudden increase in demand, disruption to historical wholesale ordering patterns, product liability litigation and any disruption in access to capital necessary to achieve the Companies' business strategy. The Companies caution the reader not to put undue reliance on any forward-looking statements. In addition, the Companies do not have any intention or obligation to update the forward-looking statements in this document. The Companies claim the protection of the safe harbor for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934. Reference is made to Item 1A, "Risk Factors," in the Companies' Annual Reports on Form 10-K for the year ended December 31, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      99.1  Indicative Summary of Terms and Conditions.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORTH ATLANTIC TRADING COMPANY, INC.


                                    By:   /s/ Brian C. Harriss
                                         -------------------------------------
                                    Name:  Brian C. Harriss
                                    Title: Senior Vice President and Chief
                                           Financial Officer


Date: March 21, 2007




















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                                  EXHIBIT INDEX

      No.         Description
      ---         -----------

      99.1        Indicative Summary of Terms and Conditions.






















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